Supplemental Information
Fourth Quarter 2021

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Income statement
Net interest income	$42,934	$43,360	$11,410	$11,094	$10,233	$10,197	$10,253
Noninterest income	46,179	42,168	10,650	11,672	11,233	12,624	9,846
Total revenue, net of interest expense	89,113	85,528	22,060	22,766	21,466	22,821	20,099
Provision for credit losses	(4,594)	11,320	(489)	(624)	(1,621)	(1,860)	53
Noninterest expense	59,731	55,213	14,731	14,440	15,045	15,515	13,927
Income before income taxes	33,976	18,995	7,818	8,950	8,042	9,166	6,119
Pretax, pre-provision income (1)	29,382	30,315	7,329	8,326	6,421	7,306	6,172
Income tax expense	1,998	1,101	805	1,259	(1,182)	1,116	649
Net income	31,978	17,894	7,013	7,691	9,224	8,050	5,470
Preferred stock dividends	1,421	1,421	240	431	260	490	262
Net income applicable to common shareholders	30,557	16,473	6,773	7,260	8,964	7,560	5,208
Diluted earnings per common share	3.57	1.87	0.82	0.85	1.03	0.86	0.59
Average diluted common shares issued and outstanding	8,558.4	8,796.9	8,304.7	8,492.8	8,735.5	8,755.6	8,785.0
Dividends paid per common share	$0.78	$0.72	$0.21	$0.21	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	1.05%	0.67%	0.88%	0.99%	1.23%	1.13%	0.78%
Return on average common shareholders’ equity	12.23	6.76	10.90	11.43	14.33	12.28	8.39
Return on average shareholders’ equity	11.68	6.69	10.27	11.08	13.47	11.91	8.03
Return on average tangible common shareholders’ equity (2)	17.02	9.48	15.25	15.85	19.90	17.08	11.73
Return on average tangible shareholders’ equity (2)	15.71	9.07	13.87	14.87	18.11	16.01	10.84
Efficiency ratio	67.03	64.55	66.78	63.43	70.09	67.98	69.29

At period end
Book value per share of common stock	$30.37	$28.72	$30.37	$30.22	$29.89	$29.07	$28.72
Tangible book value per share of common stock (2)	21.68	20.60	21.68	21.69	21.61	20.90	20.60
Market capitalization	359,383	262,206	359,383	349,841	349,925	332,337	262,206
Number of financial centers - U.S.	4,173	4,312	4,173	4,215	4,296	4,324	4,312
Number of branded ATMs - U.S.	16,209	16,904	16,209	16,513	16,795	16,905	16,904
Headcount	208,248	212,505	208,248	209,407	211,608	212,201	212,505

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income
Interest income	$47,672	$51,585	$12,554	$12,336	$11,387	$11,395	$11,461
Interest expense	4,738	8,225	1,144	1,242	1,154	1,198	1,208
Net interest income	42,934	43,360	11,410	11,094	10,233	10,197	10,253

Noninterest income
Fees and commissions	39,299	34,551	10,143	9,915	9,705	9,536	9,061
Market making and similar activities	8,691	8,355	1,331	2,005	1,826	3,529	1,372
Other income (loss)	(1,811)	(738)	(824)	(248)	(298)	(441)	(587)
Total noninterest income	46,179	42,168	10,650	11,672	11,233	12,624	9,846
Total revenue, net of interest expense	89,113	85,528	22,060	22,766	21,466	22,821	20,099

Provision for credit losses	(4,594)	11,320	(489)	(624)	(1,621)	(1,860)	53

Noninterest expense
Compensation and benefits	36,140	32,725	9,037	8,714	8,653	9,736	8,190
Occupancy and equipment	7,138	7,141	1,785	1,764	1,759	1,830	1,839
Information processing and communications	5,769	5,222	1,480	1,416	1,448	1,425	1,415
Product delivery and transaction related	3,881	3,433	941	987	976	977	915
Marketing	1,939	1,701	411	347	810	371	463
Professional fees	1,775	1,694	512	434	426	403	488
Other general operating	3,089	3,297	565	778	973	773	617
Total noninterest expense	59,731	55,213	14,731	14,440	15,045	15,515	13,927
Income before income taxes	33,976	18,995	7,818	8,950	8,042	9,166	6,119
Income tax expense	1,998	1,101	805	1,259	(1,182)	1,116	649
Net income	$31,978	$17,894	$7,013	$7,691	$9,224	$8,050	$5,470
Preferred stock dividends	1,421	1,421	240	431	260	490	262
Net income applicable to common shareholders	$30,557	$16,473	$6,773	$7,260	$8,964	$7,560	$5,208

Per common share information
Earnings	$3.60	$1.88	$0.82	$0.86	$1.04	$0.87	$0.60
Diluted earnings	3.57	1.87	0.82	0.85	1.03	0.86	0.59
Average common shares issued and outstanding	8,493.3	8,753.2	8,226.5	8,430.7	8,620.8	8,700.1	8,724.9
Average diluted common shares issued and outstanding	8,558.4	8,796.9	8,304.7	8,492.8	8,735.5	8,755.6	8,785.0

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net income	$31,978	$17,894	$7,013	$7,691	$9,224	$8,050	$5,470
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(2,077)	4,799	(834)	(153)	(250)	(840)	5
Net change in debit valuation adjustments	356	(498)	64	27	149	116	(493)
Net change in derivatives	(2,306)	826	(1,176)	(431)	415	(1,114)	18
Employee benefit plan adjustments	624	(98)	454	50	69	51	(242)
Net change in foreign currency translation adjustments	(45)	(52)	(16)	(26)	26	(29)	34
Other comprehensive income (loss)	(3,448)	4,977	(1,508)	(533)	409	(1,816)	(678)
Comprehensive income	$28,530	$22,871	$5,505	$7,158	$9,633	$6,234	$4,792

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income
Interest income
Loans and leases	$29,282	$34,029	$7,423	$7,502	$7,123	$7,234	$7,603
Debt securities	12,376	9,790	3,544	3,282	2,820	2,730	2,377
Federal funds sold and securities borrowed or purchased under agreements to resell	(90)	903	(47)	6	(42)	(7)	3
Trading account assets	3,770	4,128	977	967	954	872	925
Other interest income	2,334	2,735	657	579	532	566	553
Total interest income	47,672	51,585	12,554	12,336	11,387	11,395	11,461

Interest expense
Deposits	537	1,943	143	133	128	133	159
Short-term borrowings	(358)	987	(153)	(41)	(85)	(79)	(37)
Trading account liabilities	1,128	974	304	285	293	246	210
Long-term debt	3,431	4,321	850	865	818	898	876
Total interest expense	4,738	8,225	1,144	1,242	1,154	1,198	1,208
Net interest income	$42,934	$43,360	$11,410	$11,094	$10,233	$10,197	$10,253

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$4,560	$3,954	$1,129	$1,154	$1,210	$1,067	$1,160
Other card income	1,658	1,702	485	429	376	368	407
Total card income	6,218	5,656	1,614	1,583	1,586	1,435	1,567
Service charges
Deposit-related fees	6,271	5,991	1,600	1,619	1,557	1,495	1,550
Lending-related fees	1,233	1,150	310	309	317	297	309
Total service charges	7,504	7,141	1,910	1,928	1,874	1,792	1,859
Investment and brokerage services
Asset management fees	12,729	10,708	3,295	3,276	3,156	3,002	2,803
Brokerage fees	3,961	3,866	973	960	967	1,061	968
Total investment and brokerage services	16,690	14,574	4,268	4,236	4,123	4,063	3,771
Investment banking fees
Underwriting income	5,077	4,698	1,049	1,168	1,314	1,546	1,088
Syndication fees	1,499	861	452	346	401	300	227
Financial advisory services	2,311	1,621	850	654	407	400	549
Total investment banking fees	8,887	7,180	2,351	2,168	2,122	2,246	1,864
Total fees and commissions	39,299	34,551	10,143	9,915	9,705	9,536	9,061
Market making and similar activities	8,691	8,355	1,331	2,005	1,826	3,529	1,372
Other income (loss)	(1,811)	(738)	(824)	(248)	(298)	(441)	(587)
Total noninterest income	$46,179	$42,168	$10,650	$11,672	$11,233	$12,624	$9,846

(1)Gross interchange fees and merchant income were $11.5 billion and $9.2 billion and are presented net of $6.9 billion and $5.5 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2021 and 2020. Gross interchange fees and merchant income were $3.1 billion, $3.0 billion, $2.9 billion, $2.5 billion and $2.5 billion and are presented net of $2.0 billion, $1.8 billion, $1.7 billion, $1.4 billion and $1.5 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second, and first quarters of 2021 and the fourth quarter of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2021	September 30 2021	December 31 2020
Assets
Cash and due from banks	$29,222	$28,689	$36,430
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	318,999	251,165	344,033
Cash and cash equivalents	348,221	279,854	380,463
Time deposits placed and other short-term investments	7,144	6,518	6,546
Federal funds sold and securities borrowed or purchased under agreements to resell	250,720	261,934	304,058
Trading account assets	247,080	288,566	198,854
Derivative assets	35,344	40,829	47,179
Debt securities:
Carried at fair value	308,073	285,377	246,601
Held-to-maturity, at cost	674,554	683,240	438,249
Total debt securities	982,627	968,617	684,850
Loans and leases	979,124	927,736	927,861
Allowance for loan and lease losses	(12,387)	(13,155)	(18,802)
Loans and leases, net of allowance	966,737	914,581	909,059
Premises and equipment, net	10,833	10,684	11,000
Goodwill	69,022	69,023	68,951
Loans held-for-sale	15,635	9,415	9,243
Customer and other receivables	72,716	74,998	64,221
Other assets	163,869	160,427	135,203
Total assets	$3,169,948	$3,085,446	$2,819,627

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$784,189	$753,107	$650,674
Interest-bearing	1,165,914	1,108,490	1,038,341
Deposits in non-U.S. offices:
Noninterest-bearing	27,457	25,336	17,698
Interest-bearing	86,886	77,871	88,767
Total deposits	2,064,446	1,964,804	1,795,480
Federal funds purchased and securities loaned or sold under agreements to repurchase	192,329	207,428	170,323
Trading account liabilities	100,690	112,217	71,320
Derivative liabilities	37,675	38,062	45,526
Short-term borrowings	23,753	20,278	19,321
Accrued expenses and other liabilities	200,872	191,572	181,799
Long-term debt	280,117	278,621	262,934
Total liabilities	2,899,882	2,812,982	2,546,703
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,939,686, 3,887,686 and 3,931,440 shares	24,708	23,441	24,510
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,077,831,463, 8,241,243,911 and 8,650,814,105 shares	62,398	69,612	85,982
Retained earnings	188,064	183,007	164,088
Accumulated other comprehensive income (loss)	(5,104)	(3,596)	(1,656)
Total shareholders’ equity	270,066	272,464	272,924
Total liabilities and shareholders’ equity	$3,169,948	$3,085,446	$2,819,627

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,004	$4,432	$5,225
Loans and leases	17,135	16,857	23,636
Allowance for loan and lease losses	(958)	(994)	(1,693)
Loans and leases, net of allowance	16,177	15,863	21,943
All other assets	189	136	1,387
Total assets of consolidated variable interest entities	$21,370	$20,431	$28,555

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$247	$330	$454
Long-term debt	3,587	3,830	7,053
All other liabilities	7	10	16
Total liabilities of consolidated variable interest entities	$3,841	$4,170	$7,523

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2021	September 30 2021	December 31 2020
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,759	$174,407	$176,660
Tier 1 capital	196,465	197,842	200,096
Total capital	228,007	230,506	237,936
Risk-weighted assets	1,616,880	1,568,069	1,479,749
Common equity tier 1 capital ratio	10.6%	11.1%	11.9%
Tier 1 capital ratio	12.2	12.6	13.5
Total capital ratio	14.1	14.7	16.1

Advanced Approaches
Common equity tier 1 capital	$171,759	$174,407	$176,660
Tier 1 capital	196,465	197,842	200,096
Total capital	221,031	223,997	227,685
Risk-weighted assets	1,398,299	1,380,475	1,371,316
Common equity tier 1 capital ratio	12.3%	12.6%	12.9%
Tier 1 capital ratio	14.1	14.3	14.6
Total capital ratio	15.8	16.2	16.6

Leverage-based metrics (1):
Adjusted average assets	$3,087,247	$2,999,663	$2,718,802
Tier 1 leverage ratio	6.4%	6.6%	7.4%

Supplementary leverage exposure	$3,603,900	$3,515,654	$2,785,747
Supplementary leverage ratio	5.5%	5.6%	7.2%

Tangible equity ratio (2)	6.4	6.7	7.4
Tangible common equity ratio (2)	5.6	5.9	6.5

(1)Regulatory capital ratios at December 31, 2021 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at December 31, 2020 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2021	September 30 2021	December 31 2020
Total common shareholders' equity	$245,358	$249,023	$248,414
CECL transitional amount (1)	2,508	2,722	4,213
Goodwill, net of related deferred tax liabilities	(68,641)	(68,638)	(68,565)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,743)	(7,638)	(5,773)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,605)	(1,644)	(1,617)
Defined benefit pension plan net assets	(1,261)	(1,223)	(1,164)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,400	1,477	1,753
Accumulated net (gain) loss on certain cash flow hedges (2)	1,870	693	(436)
Other	(127)	(365)	(165)
Common equity tier 1 capital	171,759	174,407	176,660
Qualifying preferred stock, net of issuance cost	24,707	23,440	23,437
Other	(1)	(5)	(1)
Tier 1 capital	196,465	197,842	200,096
Tier 2 capital instruments	21,165	21,756	22,213
Qualifying allowance for credit losses (3)	10,534	11,177	15,649
Other	(157)	(269)	(22)
Total capital under the Standardized approach	228,007	230,506	237,936
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(6,976)	(6,509)	(10,251)
Total capital under the Advanced approaches	$221,031	$223,997	$227,685

(1)Includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2021			Third Quarter 2021			Fourth Quarter 2020
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$256,955	$66	0.10%	$240,054	$50	0.08%	$321,612	$48	0.06%
Time deposits placed and other short-term investments	7,200	7	0.36	6,419	4	0.24	8,154	(2)	(0.09)
Federal funds sold and securities borrowed or purchased under agreements to resell	278,163	(47)	(0.07)	270,094	6	0.01	264,048	3	—
Trading account assets	146,958	992	2.68	147,196	979	2.64	145,319	938	2.57
Debt securities	984,493	3,558	1.45	949,009	3,296	1.39	653,189	2,391	1.48
Loans and leases (2)
Residential mortgage	219,193	1,481	2.70	215,652	1,487	2.76	228,069	1,660	2.91
Home equity	28,796	255	3.52	30,069	263	3.47	35,789	277	3.07
Credit card	78,358	1,997	10.11	75,569	1,952	10.25	78,210	2,069	10.53
Direct/Indirect and other consumer	101,854	578	2.25	98,148	578	2.34	90,424	583	2.57
Total consumer	428,201	4,311	4.00	419,438	4,280	4.06	432,492	4,589	4.23
U.S. commercial	330,796	2,191	2.63	323,659	2,315	2.84	327,650	2,111	2.56
Non-U.S. commercial	108,899	468	1.71	101,967	446	1.73	95,739	427	1.77
Commercial real estate	62,296	382	2.43	59,881	378	2.51	61,540	384	2.48
Commercial lease financing	14,870	106	2.83	15,564	116	2.98	17,377	132	3.03
Total commercial	516,861	3,147	2.42	501,071	3,255	2.58	502,306	3,054	2.42
Total loans and leases	945,062	7,458	3.14	920,509	7,535	3.25	934,798	7,643	3.26
Other earning assets	128,938	625	1.93	120,734	567	1.86	89,033	553	2.47
Total earning assets	2,747,769	12,659	1.83	2,654,015	12,437	1.86	2,416,153	11,574	1.91
Cash and due from banks	29,219			30,101			35,524
Other assets, less allowance for loan and lease losses	387,130			392,336			340,197
Total assets	$3,164,118			$3,076,452			$2,791,874
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposit accounts	$965,801	$80	0.03%	$931,964	$79	0.03%	$854,723	$79	0.04%
Time and savings deposits	162,567	38	0.10	162,337	41	0.10	157,273	76	0.19
Total U.S. interest-bearing deposits	1,128,368	118	0.04	1,094,301	120	0.04	1,011,996	155	0.06
Non-U.S. interest-bearing deposits	82,846	25	0.12	84,098	13	0.06	78,858	4	0.02
Total interest-bearing deposits	1,211,214	143	0.05	1,178,399	133	0.04	1,090,854	159	0.06
Federal funds purchased and securities loaned or sold under agreements to repurchase	218,018	80	0.14	216,869	147	0.27	187,424	152	0.32
Short-term borrowings and other interest-bearing liabilities	114,637	(233)	(0.80)	107,713	(188)	(0.69)	100,035	(189)	(0.75)
Trading account liabilities	57,993	304	2.08	56,496	285	2.00	37,061	210	2.24
Long-term debt	248,525	850	1.35	248,988	865	1.37	225,423	876	1.54
Total interest-bearing liabilities	1,850,387	1,144	0.24	1,808,465	1,242	0.27	1,640,797	1,208	0.29
Noninterest-bearing sources
Noninterest-bearing deposits	806,009			764,306			646,285
Other liabilities (3)	236,839			228,197			233,772
Shareholders’ equity	270,883			275,484			271,020
Total liabilities and shareholders’ equity	$3,164,118			$3,076,452			$2,791,874
Net interest spread			1.59%			1.59%			1.62%
Impact of noninterest-bearing sources			0.08			0.09			0.09
Net interest income/yield on earning assets (4)		$11,515	1.67%		$11,195	1.68%		$10,366	1.71%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $30.4 billion, $29.6 billion and $31.8 billion of structured notes and liabilities for the fourth and third quarters of 2021 and the fourth quarter of 2020, respectively.
(4)Net interest income includes FTE adjustments of $105 million, $101 million and $113 million for the fourth and third quarters of 2021 and the fourth quarter of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$45,268	$1,257	$(186)	$46,339
Agency-collateralized mortgage obligations	3,331	74	(25)	3,380
Commercial	19,036	647	(79)	19,604
Non-agency residential	591	25	(33)	583
Total mortgage-backed securities	68,226	2,003	(323)	69,906
U.S. Treasury and government agencies	197,853	1,610	(318)	199,145
Non-U.S. securities	11,933	—	—	11,933
Other taxable securities	2,725	39	(3)	2,761
Tax-exempt securities	15,155	317	(39)	15,433
Total available-for-sale debt securities	295,892	3,969	(683)	299,178
Other debt securities carried at fair value (1)	8,873	105	(83)	8,895
Total debt securities carried at fair value	304,765	4,074	(766)	308,073
Held-to-maturity debt securities
Agency mortgage-backed securities	553,721	3,855	(10,366)	547,210
U.S. Treasury and government agencies	111,859	254	(2,395)	109,718
Other taxable securities	9,011	147	(196)	8,962
Total held-to-maturity debt securities	674,591	4,256	(12,957)	665,890
Total debt securities	$979,356	$8,330	$(13,723)	$973,963

	September 30, 2021
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$50,756	$1,631	$(90)	$52,297
Agency-collateralized mortgage obligations	3,684	103	(11)	3,776
Commercial	18,091	778	(50)	18,819
Non-agency residential	799	39	(35)	803
Total mortgage-backed securities	73,330	2,551	(186)	75,695
U.S. Treasury and government agencies	167,419	1,869	(163)	169,125
Non-U.S. securities	12,289	4	—	12,293
Other taxable securities	2,589	45	(1)	2,633
Tax-exempt securities	15,312	321	(21)	15,612
Total available-for-sale debt securities	270,939	4,790	(371)	275,358
Other debt securities carried at fair value (1)	10,076	101	(158)	10,019
Total debt securities carried at fair value	281,015	4,891	(529)	285,377
Held-to-maturity debt securities
Agency mortgage-backed securities	562,124	5,497	(8,031)	559,590
U.S. Treasury and government agencies	111,855	167	(2,614)	109,408
Other taxable securities	9,295	197	(157)	9,335
Total held-to-maturity debt securities	683,274	5,861	(10,802)	678,333
Total debt securities	$964,289	$10,752	$(11,331)	$963,710

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
FTE basis data (1)
Net interest income	$43,361	$43,859	$11,515	$11,195	$10,343	$10,308	$10,366
Total revenue, net of interest expense	89,540	86,027	22,165	22,867	21,576	22,932	20,212
Net interest yield	1.66%	1.90%	1.67%	1.68%	1.61%	1.68%	1.71%
Efficiency ratio	66.71	64.18	66.46	63.14	69.73	67.65	68.90

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $427 million and $499 million for the years ended December 31, 2021 and 2020, $105 million, $101 million, $110 million, $111 million and $113 million for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,515	$6,543	$1,526	$2,362	$1,031	$53
Noninterest income
Fees and commissions:
Card income	1,614	1,354	22	198	12	28
Service charges	1,910	921	18	887	84	—
Investment and brokerage services	4,268	84	3,703	14	474	(7)
Investment banking fees	2,351	—	82	1,465	832	(28)
Total fees and commissions	10,143	2,359	3,825	2,564	1,402	(7)
Market making and similar activities	1,331	1	9	46	1,312	(37)
Other income (loss)	(824)	9	42	935	73	(1,883)
Total noninterest income (loss)	10,650	2,369	3,876	3,545	2,787	(1,927)
Total revenue, net of interest expense	22,165	8,912	5,402	5,907	3,818	(1,874)
Provision for credit losses	(489)	32	(56)	(463)	32	(34)
Noninterest expense	14,731	4,742	3,834	2,717	2,882	556
Income (loss) before income taxes	7,923	4,138	1,624	3,653	904	(2,396)
Income tax expense (benefit)	910	1,014	398	986	235	(1,723)
Net income (loss)	$7,013	$3,124	$1,226	$2,667	$669	$(673)

Average
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240
Total assets (1)	3,164,118	1,102,444	408,033	650,940	816,994	185,707
Total deposits	2,017,223	1,026,810	360,912	562,390	43,331	23,780
Quarter end
Total loans and leases	$979,124	$286,511	$208,971	$352,933	$114,846	$15,863
Total assets (1)	3,169,948	1,131,142	438,275	638,131	748,248	214,152
Total deposits	2,064,446	1,054,995	390,143	551,752	46,374	21,182

	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,195	$6,493	$1,452	$2,185	$1,000	$65
Noninterest income
Fees and commissions:
Card income	1,583	1,317	23	185	59	(1)
Service charges	1,928	935	18	889	83	3
Investment and brokerage services	4,236	81	3,682	9	471	(7)
Investment banking fees	2,168	—	83	1,297	844	(56)
Total fees and commissions	9,915	2,333	3,806	2,380	1,457	(61)
Market making and similar activities	2,005	—	9	40	2,014	(58)
Other income (loss)	(248)	12	43	640	48	(991)
Total noninterest income (loss)	11,672	2,345	3,858	3,060	3,519	(1,110)
Total revenue, net of interest expense	22,867	8,838	5,310	5,245	4,519	(1,045)
Provision for credit losses	(624)	247	(58)	(781)	16	(48)
Noninterest expense	14,440	4,558	3,744	2,534	3,252	352
Income (loss) before income taxes	9,051	4,033	1,624	3,492	1,251	(1,349)
Income tax expense (benefit)	1,360	988	398	943	325	(1,294)
Net income (loss)	$7,691	$3,045	$1,226	$2,549	$926	$(55)

Average
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581
Total assets (1)	3,076,452	1,076,236	386,346	621,699	804,938	187,233
Total deposits	1,942,705	1,000,765	339,357	534,166	54,650	13,767
Quarter end
Total loans and leases	$927,736	$280,803	$202,268	$328,893	$98,892	$16,880
Total assets (1)	3,085,446	1,091,431	393,708	623,640	776,929	199,738
Total deposits	1,964,804	1,015,276	345,590	536,476	54,941	12,521

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,366	$5,955	$1,282	$2,010	$1,088	$31
Noninterest income
Fees and commissions:
Card income	1,567	1,289	22	166	89	1
Service charges	1,859	879	18	859	97	6
Investment and brokerage services	3,771	68	3,189	29	487	(2)
Investment banking fees	1,864	—	99	1,098	712	(45)
Total fees and commissions	9,061	2,236	3,328	2,152	1,385	(40)
Market making and similar activities	1,372	—	11	15	1,413	(67)
Other income (loss)	(587)	51	56	602	21	(1,317)
Total noninterest income (loss)	9,846	2,287	3,395	2,769	2,819	(1,424)
Total revenue, net of interest expense	20,212	8,242	4,677	4,779	3,907	(1,393)
Provision for credit losses	53	4	8	48	18	(25)
Noninterest expense	13,927	4,809	3,564	2,433	2,820	301
Income (loss) before income taxes	6,232	3,429	1,105	2,298	1,069	(1,669)
Income tax expense (benefit)	762	840	271	621	278	(1,248)
Net income (loss)	$5,470	$2,589	$834	$1,677	$791	$(421)

Average
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029
Total assets (1)	2,791,874	960,376	348,693	566,845	683,146	232,814
Total deposits	1,737,139	885,210	305,870	478,269	54,539	13,251
Quarter end
Total loans and leases	$927,861	$299,934	$188,562	$339,649	$78,415	$21,301
Total assets (1)	2,819,627	988,580	369,736	580,561	616,609	264,141
Total deposits	1,795,480	912,652	322,157	493,748	53,925	12,998

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,361	$24,929	$5,664	$8,511	$4,011	$246
Noninterest income
Fees and commissions:
Card income	6,218	5,172	85	713	220	28
Service charges	7,504	3,538	72	3,523	364	7
Investment and brokerage services	16,690	320	14,312	104	1,979	(25)
Investment banking fees	8,887	—	388	5,107	3,616	(224)
Total fees and commissions	39,299	9,030	14,857	9,447	6,179	(214)
Market making and similar activities	8,691	1	40	145	8,760	(255)
Other income (loss)	(1,811)	45	187	2,772	305	(5,120)
Total noninterest income (loss)	46,179	9,076	15,084	12,364	15,244	(5,589)
Total revenue, net of interest expense	89,540	34,005	20,748	20,875	19,255	(5,343)
Provision for credit losses	(4,594)	(1,035)	(241)	(3,201)	65	(182)
Noninterest expense	59,731	19,290	15,258	10,632	13,032	1,519
Income (loss) before income taxes	34,403	15,750	5,731	13,444	6,158	(6,680)
Income tax expense (benefit)	2,425	3,859	1,404	3,630	1,601	(8,069)
Net income	$31,978	$11,891	$4,327	$9,814	$4,557	$1,389

Average
Total loans and leases	$920,401	$284,061	$196,899	$329,655	$91,339	$18,447
Total assets (1)	3,034,623	1,058,572	386,918	611,304	785,998	191,831
Total deposits	1,914,286	983,027	340,124	522,790	51,833	16,512
Year end
Total loans and leases	$979,124	$286,511	$208,971	$352,933	$114,846	$15,863
Total assets (1)	3,169,948	1,131,142	438,275	638,131	748,248	214,152
Total deposits	2,064,446	1,054,995	390,143	551,752	46,374	21,182

	Year Ended December 31, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,859	$24,698	$5,468	$9,013	$4,646	$34
Noninterest income
Fees and commissions:
Card income	5,656	4,673	78	513	391	1
Service charges	7,141	3,417	67	3,238	387	32
Investment and brokerage services	14,574	273	12,270	74	1,973	(16)
Investment banking fees	7,180	—	391	4,010	2,991	(212)
Total fees and commissions	34,551	8,363	12,806	7,835	5,742	(195)
Market making and similar activities	8,355	2	63	103	8,471	(284)
Other income (loss)	(738)	199	247	2,036	(94)	(3,126)
Total noninterest income (loss)	42,168	8,564	13,116	9,974	14,119	(3,605)
Total revenue, net of interest expense	86,027	33,262	18,584	18,987	18,765	(3,571)
Provision for credit losses	11,320	5,765	357	4,897	251	50
Noninterest expense	55,213	18,882	14,160	9,342	11,417	1,412
Income (loss) before income taxes	19,494	8,615	4,067	4,748	7,097	(5,033)
Income tax expense (benefit)	1,600	2,111	996	1,282	1,845	(4,634)
Net income (loss)	$17,894	$6,504	$3,071	$3,466	$5,252	$(399)

Average
Total loans and leases	$982,467	$315,580	$183,402	$382,264	$73,062	$28,159
Total assets (1)	2,683,122	898,606	328,384	542,302	685,047	228,783
Total deposits	1,632,998	823,666	287,123	456,562	47,400	18,247
Year end
Total loans and leases	$927,861	$299,934	$188,562	$339,649	$78,415	$21,301
Total assets (1)	2,819,627	988,580	369,736	580,561	616,609	264,141
Total deposits	1,795,480	912,652	322,157	493,748	53,925	12,998

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income	$24,929	$24,698	$6,543	$6,493	$5,973	$5,920	$5,955
Noninterest income:
Card income	5,172	4,673	1,354	1,317	1,312	1,189	1,289
Service charges	3,538	3,417	921	935	851	831	879
All other income	366	474	94	93	50	129	119
Total noninterest income	9,076	8,564	2,369	2,345	2,213	2,149	2,287
Total revenue, net of interest expense	34,005	33,262	8,912	8,838	8,186	8,069	8,242

Provision for credit losses	(1,035)	5,765	32	247	(697)	(617)	4

Noninterest expense	19,290	18,882	4,742	4,558	4,859	5,131	4,809
Income before income taxes	15,750	8,615	4,138	4,033	4,024	3,555	3,429
Income tax expense	3,859	2,111	1,014	988	986	871	840
Net income	$11,891	$6,504	$3,124	$3,045	$3,038	$2,684	$2,589

Net interest yield	2.45%	2.88%	2.44%	2.49%	2.37%	2.51%	2.58%
Return on average allocated capital (1)	31	17	32	31	32	28	27
Efficiency ratio	56.73	56.77	53.22	51.56	59.36	63.59	58.34

Balance Sheet
Average
Total loans and leases	$284,061	$315,580	$282,332	$281,380	$281,767	$290,891	$305,146
Total earning assets (2)	1,016,751	858,724	1,061,742	1,034,471	1,012,335	957,112	918,086
Total assets (2)	1,058,572	898,606	1,102,444	1,076,236	1,054,516	999,769	960,376
Total deposits	983,027	823,666	1,026,810	1,000,765	979,072	924,137	885,210
Allocated capital (1)	38,500	38,500	38,500	38,500	38,500	38,500	38,500

Period end
Total loans and leases	$286,511	$299,934	$286,511	$280,803	$282,900	$282,935	$299,934
Total earning assets (2)	1,090,331	945,343	1,090,331	1,050,331	1,022,092	1,004,896	945,343
Total assets (2)	1,131,142	988,580	1,131,142	1,091,431	1,063,650	1,047,413	988,580
Total deposits	1,054,995	912,652	1,054,995	1,015,276	987,655	971,709	912,652

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Average deposit balances
Checking	$551,392	$453,534	$577,703	$561,629	$550,009	$515,430	$492,332
Savings	69,598	56,736	70,719	70,799	70,945	65,863	62,070
MMS	324,889	269,653	342,812	331,924	320,594	303,719	289,682
CDs and IRAs	33,332	40,699	31,584	32,578	33,728	35,488	37,674
Other	3,816	3,044	3,992	3,835	3,796	3,637	3,452
Total average deposit balances	$983,027	$823,666	$1,026,810	$1,000,765	$979,072	$924,137	$885,210

Deposit spreads (excludes noninterest costs)
Checking	1.96%	2.11%	1.92%	1.95%	1.97%	1.99%	2.02%
Savings	2.24	2.37	2.21	2.23	2.26	2.28	2.31
MMS	1.28	1.73	1.24	1.26	1.29	1.32	1.52
CDs and IRAs	0.39	0.89	0.32	0.34	0.41	0.48	0.58
Other	0.26	0.96	0.22	0.24	0.27	0.31	0.34
Total deposit spreads	1.69	1.94	1.66	1.68	1.71	1.73	1.81

Consumer investment assets	$368,831	$306,104	$368,831	$353,280	$345,809	$324,479	$306,104

Active digital banking users (in thousands) (1)	41,365	39,315	41,365	40,911	40,512	40,286	39,315
Active mobile banking users (in thousands) (2)	32,980	30,783	32,980	32,455	31,796	31,487	30,783
Financial centers	4,173	4,312	4,173	4,215	4,296	4,324	4,312
ATMs	16,209	16,904	16,209	16,513	16,795	16,905	16,904

Total credit card (3)
Loans
Average credit card outstandings	$75,385	$85,017	$78,358	$75,569	$73,399	$74,165	$78,210
Ending credit card outstandings	81,438	78,708	81,438	76,869	75,599	72,786	78,708
Credit quality
Net charge-offs	$1,723	$2,349	$280	$321	$488	$634	$405
	2.29%	2.76%	1.42%	1.69%	2.67%	3.47%	2.06%
30+ delinquency	$997	$1,689	$997	$934	$976	$1,317	$1,689
	1.22%	2.15%	1.22%	1.21%	1.29%	1.81%	2.15%
90+ delinquency	$487	$903	$487	$450	$533	$755	$903
	0.60%	1.15%	0.60%	0.58%	0.71%	1.04%	1.15%
Other total credit card indicators (3)
Gross interest yield	10.17%	10.27%	9.96%	10.10%	10.10%	10.52%	10.49%
Risk-adjusted margin	10.17	9.16	10.85	10.70	9.76	9.29	10.84
New accounts (in thousands)	3,594	2,505	940	1,049	931	674	514
Purchase volumes	$311,571	$251,599	$87,671	$80,925	$78,384	$64,591	$69,466

Debit card data
Purchase volumes	$473,770	$384,503	$124,278	$119,680	$121,905	$107,907	$104,280

Loan production (4)
Consumer Banking:
First mortgage	$45,976	$43,197	$12,782	$12,510	$11,502	$9,182	$7,969
Home equity	3,996	6,930	1,417	1,262	907	410	375
Total (5):
First mortgage	$79,692	$69,086	$22,961	$21,232	$20,266	$15,233	$13,664
Home equity	4,895	8,160	1,703	1,523	1,166	503	469

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2021			Third Quarter 2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,543	$3,870	$2,673	$6,493	$3,730	$2,763
Noninterest income:
Card income	1,354	(9)	1,363	1,317	(7)	1,324
Service charges	921	921	—	935	934	1
All other income	94	70	24	93	58	35
Total noninterest income	2,369	982	1,387	2,345	985	1,360
Total revenue, net of interest expense	8,912	4,852	4,060	8,838	4,715	4,123

Provision for credit losses	32	66	(34)	247	53	194

Noninterest expense	4,742	2,862	1,880	4,558	2,724	1,834
Income before income taxes	4,138	1,924	2,214	4,033	1,938	2,095
Income tax expense	1,014	471	543	988	475	513
Net income	$3,124	$1,453	$1,671	$3,045	$1,463	$1,582

Net interest yield	2.44%	1.51%	3.81%	2.49%	1.49%	3.95%
Return on average allocated capital (1)	32	48	25	31	48	24
Efficiency ratio	53.22	58.98	46.33	51.56	57.75	44.48

Balance Sheet
Average
Total loans and leases	$282,332	$4,290	$278,042	$281,380	$4,387	$276,993
Total earning assets (2)	1,061,742	1,018,888	278,488	1,034,471	991,186	277,491
Total assets (2)	1,102,444	1,053,379	284,698	1,076,236	1,026,811	283,631
Total deposits	1,026,810	1,020,092	6,718	1,000,765	993,624	7,141
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$286,511	$4,206	$282,305	$280,803	$4,345	$276,458
Total earning assets (2)	1,090,331	1,048,009	282,850	1,050,331	1,006,593	277,056
Total assets (2)	1,131,142	1,082,449	289,220	1,091,431	1,041,487	283,262
Total deposits	1,054,995	1,049,085	5,910	1,015,276	1,008,051	7,225

				Fourth Quarter 2020
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$5,955	$3,247	$2,708
Noninterest income:
Card income				1,289	(5)	1,294
Service charges				879	879	—
All other income				119	67	52
Total noninterest income				2,287	941	1,346
Total revenue, net of interest expense				8,242	4,188	4,054

Provision for credit losses				4	51	(47)

Noninterest expense				4,809	2,977	1,832
Income before income taxes				3,429	1,160	2,269
Income tax expense				840	284	556
Net income				$2,589	$876	$1,713

Net interest yield				2.58%	1.48%	3.58%
Return on average allocated capital (1)				27	29	26
Efficiency ratio				58.34	71.08	45.19

Balance Sheet
Average
Total loans and leases				$305,146	$4,786	$300,360
Total earning assets (2)				918,086	871,583	300,694
Total assets (2)				960,376	910,735	303,832
Total deposits				885,210	877,656	7,554
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$299,934	$4,673	$295,261
Total earning assets (2)				945,343	899,951	295,627
Total assets (2)				988,580	939,629	299,185
Total deposits				912,652	906,092	6,560

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.
Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)

	Year Ended December 31, 2021			Year Ended December 31, 2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$24,929	$14,358	$10,571	$24,698	$13,739	$10,959
Noninterest income:
Card income	5,172	(28)	5,200	4,673	(20)	4,693
Service charges	3,538	3,535	3	3,417	3,416	1
All other income	366	223	143	474	310	164
Total noninterest income	9,076	3,730	5,346	8,564	3,706	4,858
Total revenue, net of interest expense	34,005	18,088	15,917	33,262	17,445	15,817

Provision for credit losses	(1,035)	240	(1,275)	5,765	379	5,386

Noninterest expense	19,290	11,650	7,640	18,882	11,508	7,374
Income before income taxes	15,750	6,198	9,552	8,615	5,558	3,057
Income tax expense	3,859	1,519	2,340	2,111	1,362	749
Net income	$11,891	$4,679	$7,212	$6,504	$4,196	$2,308

Net interest yield	2.45%	1.48%	3.77%	2.88%	1.69%	3.53%
Return on average allocated capital (1)	31	39	27	17	35	9
Efficiency ratio	56.73	64.41	48.00	56.77	65.97	46.62

Balance Sheet
Average
Total loans and leases	$284,061	$4,431	$279,630	$315,580	$5,144	$310,436
Total earning assets (2)	1,016,751	973,018	280,080	858,724	813,779	310,862
Total assets (2)	1,058,572	1,009,387	285,532	898,606	849,924	314,599
Total deposits	983,027	976,093	6,934	823,666	816,968	6,698
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Year end
Total loans and leases	$286,511	$4,206	$282,305	$299,934	$4,673	$295,261
Total earning assets (2)	1,090,331	1,048,009	282,850	945,343	899,951	295,627
Total assets (2)	1,131,142	1,082,449	289,220	988,580	939,629	299,185
Total deposits	1,054,995	1,049,085	5,910	912,652	906,092	6,560

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income	$5,664	$5,468	$1,526	$1,452	$1,355	$1,331	$1,282
Noninterest income:
Investment and brokerage services	14,312	12,270	3,703	3,682	3,536	3,391	3,189
All other income	772	846	173	176	174	249	206
Total noninterest income	15,084	13,116	3,876	3,858	3,710	3,640	3,395
Total revenue, net of interest expense	20,748	18,584	5,402	5,310	5,065	4,971	4,677

Provision for credit losses	(241)	357	(56)	(58)	(62)	(65)	8

Noninterest expense	15,258	14,160	3,834	3,744	3,813	3,867	3,564
Income before income taxes	5,731	4,067	1,624	1,624	1,314	1,169	1,105
Income tax expense	1,404	996	398	398	322	286	271
Net income	$4,327	$3,071	$1,226	$1,226	$992	$883	$834

Net interest yield	1.51%	1.73%	1.53%	1.54%	1.48%	1.50%	1.52%
Return on average allocated capital (1)	26	21	30	30	24	22	22
Efficiency ratio	73.54	76.19	70.95	70.51	75.29	77.79	76.19

Balance Sheet
Average
Total loans and leases	$196,899	$183,402	$205,236	$199,664	$193,988	$188,495	$187,167
Total earning assets (2)	374,273	316,008	395,144	373,691	367,778	360,099	336,165
Total assets (2)	386,918	328,384	408,033	386,346	380,315	372,594	348,693
Total deposits	340,124	287,123	360,912	339,357	333,487	326,370	305,870
Allocated capital (1)	16,500	15,000	16,500	16,500	16,500	16,500	15,000

Period end
Total loans and leases	$208,971	$188,562	$208,971	$202,268	$198,361	$190,060	$188,562
Total earning assets (2)	425,112	356,873	425,112	380,857	365,496	365,853	356,873
Total assets (2)	438,275	369,736	438,275	393,708	378,220	378,654	369,736
Total deposits	390,143	322,157	390,143	345,590	330,624	333,254	322,157

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Revenue by Business
Merrill Lynch Global Wealth Management	$17,448	$15,292	$4,532	$4,471	$4,260	$4,185	$3,846
Bank of America Private Bank	3,300	3,292	870	839	805	786	831
Total revenue, net of interest expense	$20,748	$18,584	$5,402	$5,310	$5,065	$4,971	$4,677

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$3,214,881	$2,808,340	$3,214,881	$3,108,358	$3,073,252	$2,922,770	$2,808,340
Bank of America Private Bank	625,453	541,464	625,453	584,475	579,562	557,569	541,464
Total client balances	$3,840,334	$3,349,804	$3,840,334	$3,692,833	$3,652,814	$3,480,339	$3,349,804

Client Balances by Type, at period end
Assets under management (1)	$1,638,782	$1,408,465	$1,638,782	$1,578,630	$1,549,069	$1,467,487	$1,408,465
Brokerage and other assets	1,655,021	1,479,614	1,655,021	1,612,472	1,619,246	1,535,424	1,479,614
Deposits	390,143	322,157	390,143	345,590	330,624	333,254	322,157
Loans and leases (2)	212,251	191,124	212,251	205,055	201,154	192,725	191,124
Less: Managed deposits in assets under management	(55,863)	(51,556)	(55,863)	(48,914)	(47,279)	(48,551)	(51,556)
Total client balances	$3,840,334	$3,349,804	$3,840,334	$3,692,833	$3,652,814	$3,480,339	$3,349,804

Assets Under Management Rollforward
Assets under management, beginning balance	$1,408,465	$1,275,555	$1,578,630	$1,549,069	$1,467,487	$1,408,465	$1,286,145
Net client flows	66,250	19,596	21,552	14,776	11,714	18,208	7,603
Market valuation/other	164,067	113,314	38,600	14,785	69,868	40,814	114,717
Total assets under management, ending balance	$1,638,782	$1,408,465	$1,638,782	$1,578,630	$1,549,069	$1,467,487	$1,408,465

Advisors, at period end
Total wealth advisors (3)	18,846	20,103	18,846	18,855	19,385	19,808	20,103

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income	$8,511	$9,013	$2,362	$2,185	$1,984	$1,980	$2,010
Noninterest income:
Service charges	3,523	3,238	887	889	900	847	859
Investment banking fees	5,107	4,010	1,465	1,297	1,173	1,172	1,098
All other income	3,734	2,726	1,193	874	1,033	634	812
Total noninterest income	12,364	9,974	3,545	3,060	3,106	2,653	2,769
Total revenue, net of interest expense	20,875	18,987	5,907	5,245	5,090	4,633	4,779

Provision for credit losses	(3,201)	4,897	(463)	(781)	(831)	(1,126)	48

Noninterest expense	10,632	9,342	2,717	2,534	2,599	2,782	2,433
Income before income taxes	13,444	4,748	3,653	3,492	3,322	2,977	2,298
Income tax expense	3,630	1,282	986	943	897	804	621
Net income	$9,814	$3,466	$2,667	$2,549	$2,425	$2,173	$1,677

Net interest yield	1.55%	1.86%	1.59%	1.55%	1.49%	1.56%	1.57%
Return on average allocated capital (1)	23	8	25	24	23	21	16
Efficiency ratio	50.93	49.20	45.99	48.31	51.07	60.04	50.90

Balance Sheet
Average
Total loans and leases	$329,655	$382,264	$338,627	$324,736	$325,110	$330,107	$346,323
Total earning assets (2)	549,749	485,688	587,472	560,181	534,562	515,880	509,759
Total assets (2)	611,304	542,302	650,940	621,699	595,498	576,145	566,845
Total deposits	522,790	456,562	562,390	534,166	506,618	487,034	478,269
Allocated capital (1)	42,500	42,500	42,500	42,500	42,500	42,500	42,500

Period end
Total loans and leases	$352,933	$339,649	$352,933	$328,893	$323,256	$325,996	$339,649
Total earning assets (2)	574,583	522,650	574,583	561,239	547,278	533,852	522,650
Total assets (2)	638,131	580,561	638,131	623,640	607,969	594,235	580,561
Total deposits	551,752	493,748	551,752	536,476	520,026	506,012	493,748

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Investment Banking fees (1)
Advisory (2)	$2,139	$1,458	$798	$608	$376	$357	$510
Debt issuance	1,736	1,555	430	401	482	423	308
Equity issuance	1,232	997	237	288	315	392	280
Total Investment Banking fees (3)	$5,107	$4,010	$1,465	$1,297	$1,173	$1,172	$1,098

Business Lending
Corporate	$3,725	$3,552	$1,196	$886	$989	$654	$894
Commercial	3,676	3,743	987	924	867	898	928
Business Banking	225	261	59	55	56	55	54
Total Business Lending revenue	$7,626	$7,556	$2,242	$1,865	$1,912	$1,607	$1,876

Global Transaction Services
Corporate	$3,127	$2,986	$882	$821	$734	$690	$672
Commercial	3,209	3,169	875	819	771	744	737
Business Banking	889	893	236	227	215	211	211
Total Global Transaction Services revenue	$7,225	$7,048	$1,993	$1,867	$1,720	$1,645	$1,620

Average deposit balances
Interest-bearing	$164,446	$202,207	$164,522	$165,669	$162,947	$164,633	$169,637
Noninterest-bearing	358,344	254,355	397,868	368,497	343,671	322,401	308,632
Total average deposits	$522,790	$456,562	$562,390	$534,166	$506,618	$487,034	$478,269

Loan spread	1.59%	1.46%	1.58%	1.60%	1.57%	1.60%	1.58%

Provision for credit losses	$(3,201)	$4,897	$(463)	$(781)	$(831)	$(1,126)	$48

Credit quality (4, 5)
Reservable criticized utilized exposure	$19,873	$34,001	$19,873	$20,894	$25,158	$29,954	$34,001
	5.34%	9.45%	5.34%	5.99%	7.33%	8.66%	9.45%

Nonperforming loans, leases and foreclosed properties	$1,351	$1,979	$1,351	$1,504	$1,651	$1,812	$1,979
	0.39%	0.59%	0.39%	0.46%	0.52%	0.56%	0.59%

Average loans and leases by product
U.S. commercial	$191,138	$223,012	$196,168	$187,047	$188,716	$192,628	$200,670
Non-U.S. commercial	72,190	87,424	75,611	71,859	70,666	70,573	76,634
Commercial real estate	50,070	52,946	51,570	49,868	49,139	49,685	51,254
Commercial lease financing	16,251	18,880	15,261	15,961	16,588	17,221	17,765
Other	6	2	17	1	1	—	—
Total average loans and leases	$329,655	$382,264	$338,627	$324,736	$325,110	$330,107	$346,323

Total Corporation Investment Banking fees
Advisory (2)	$2,311	$1,621	$850	$654	$407	$400	$549
Debt issuance	4,015	3,443	984	933	1,110	988	718
Equity issuance	2,784	2,328	545	637	702	900	641
Total investment banking fees including self-led deals	9,110	7,392	2,379	2,224	2,219	2,288	1,908
Self-led deals	(223)	(212)	(28)	(56)	(97)	(42)	(44)
Total Investment Banking fees	$8,887	$7,180	$2,351	$2,168	$2,122	$2,246	$1,864

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income	$4,011	$4,646	$1,031	$1,000	$990	$990	$1,088
Noninterest income:
Investment and brokerage services	1,979	1,973	474	471	474	560	487
Investment banking fees	3,616	2,991	832	844	959	981	712
Market making and similar activities	8,760	8,471	1,312	2,014	1,964	3,470	1,413
All other income	889	684	169	190	333	197	207
Total noninterest income	15,244	14,119	2,787	3,519	3,730	5,208	2,819
Total revenue, net of interest expense (2)	19,255	18,765	3,818	4,519	4,720	6,198	3,907

Provision for credit losses	65	251	32	16	22	(5)	18

Noninterest expense	13,032	11,417	2,882	3,252	3,471	3,427	2,820
Income before income taxes	6,158	7,097	904	1,251	1,227	2,776	1,069
Income tax expense	1,601	1,845	235	325	319	722	278
Net income	$4,557	$5,252	$669	$926	$908	$2,054	$791

Return on average allocated capital (3)	12%	15%	7%	10%	10%	22%	9%
Efficiency ratio	67.68	60.84	75.49	71.94	73.55	55.29	72.18

Balance Sheet
Average
Total trading-related assets	$549,368	$482,996	$564,282	$563,715	$566,842	$501,789	$476,607
Total loans and leases	91,339	73,062	102,627	97,148	87,826	77,415	74,133
Total earning assets	541,391	482,171	580,794	557,333	531,000	495,324	472,410
Total assets	785,998	685,047	816,994	804,938	797,558	723,264	683,146
Total deposits	51,833	47,400	43,331	54,650	55,584	53,852	54,539
Allocated capital (3)	38,000	36,000	38,000	38,000	38,000	38,000	36,000

Period end
Total trading-related assets	$491,160	$421,698	$491,160	$536,125	$542,614	$524,188	$421,698
Total loans and leases	114,846	78,415	114,846	98,892	96,105	84,247	78,415
Total earning assets	561,135	447,350	561,135	526,585	527,983	496,103	447,350
Total assets	748,248	616,609	748,248	776,929	773,714	745,681	616,609
Total deposits	46,374	53,925	46,374	54,941	57,297	61,450	53,925

Trading-related assets (average)
Trading account securities	$291,505	$243,519	$291,518	$304,133	$304,760	$265,181	$248,785
Reverse repurchases	113,989	104,697	121,878	117,486	116,424	99,886	97,932
Securities borrowed	100,292	87,125	109,455	101,086	101,144	89,253	82,331
Derivative assets	43,582	47,655	41,431	41,010	44,514	47,469	47,559
Total trading-related assets	$549,368	$482,996	$564,282	$563,715	$566,842	$501,789	$476,607

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results have not been restated.
(2)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(3)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$8,761	$9,595	$1,573	$2,009	$1,937	$3,242	$1,690
Equities	6,428	5,422	1,363	1,605	1,624	1,836	1,317
Total sales and trading revenue	$15,189	$15,017	$2,936	$3,614	$3,561	$5,078	$3,007

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$8,810	$9,725	$1,569	$2,025	$1,965	$3,251	$1,742
Equities	6,433	5,425	1,365	1,609	1,630	1,829	1,321
Total sales and trading revenue, excluding net debit valuation adjustment	$15,243	$15,150	$2,934	$3,634	$3,595	$5,080	$3,063

Sales and trading revenue breakdown
Net interest income	$3,687	$4,141	$954	$920	$914	$899	$999
Commissions	1,933	1,932	464	459	462	548	476
Trading	8,758	8,470	1,311	2,014	1,963	3,470	1,412
Other	811	474	207	221	222	161	120
Total sales and trading revenue	$15,189	$15,017	$2,936	$3,614	$3,561	$5,078	$3,007

(1)    Includes Global Banking sales and trading revenue of $510 million and $479 million for the years ended December 31, 2021 and 2020, and $98 million, $138 million, $170 million, $104 million and $101 million for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(54) million and $(133) million for the years ended December 31, 2021 and 2020, and $2 million, $(20) million, $(34) million, $(2) million and $(56) million for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively. FICC net DVA gains (losses) were $(49) million and $(130) million for the years ended December 31, 2021 and 2020, and $4 million, $(16) million, $(28) million, $(9) million and $(52) million for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively. Equities net DVA gains (losses) were $(5) million and $(3) million for the years ended December 31, 2021 and 2020, and $(2) million, $(4) million, $(6) million, $7 million and $(4) million for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1,2)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020
Net interest income	$246	$34	$53	$65	$41	$87	$31
Noninterest income (loss)	(5,589)	(3,605)	(1,927)	(1,110)	(1,526)	(1,026)	(1,424)
Total revenue, net of interest expense	(5,343)	(3,571)	(1,874)	(1,045)	(1,485)	(939)	(1,393)

Provision for credit losses	(182)	50	(34)	(48)	(53)	(47)	(25)

Noninterest expense	1,519	1,412	556	352	303	308	301
Loss before income taxes	(6,680)	(5,033)	(2,396)	(1,349)	(1,735)	(1,200)	(1,669)
Income tax expense (benefit)	(8,069)	(4,634)	(1,723)	(1,294)	(3,596)	(1,456)	(1,248)
Net income (loss)	$1,389	$(399)	$(673)	$(55)	$1,861	$256	$(421)

Balance Sheet
Average
Total loans and leases	$18,447	$28,159	$16,240	$17,581	$19,209	$20,815	$22,029
Total assets (3)	191,831	228,783	185,707	187,233	187,226	207,449	232,814
Total deposits	16,512	18,247	23,780	13,767	14,073	14,354	13,251

Period end
Total loans and leases	$15,863	$21,301	$15,863	$16,880	$18,306	$19,850	$21,301
Total assets (4)	214,152	264,141	214,152	199,738	206,341	204,009	264,141
Total deposits	21,182	12,998	21,182	12,521	13,540	12,513	12,998

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results have not been restated.
(2)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion and $763.1 billion for the years ended December 31, 2021 and 2020, and $1.2 trillion, $1.1 trillion, $1.1 trillion, $1.0 trillion and $908.7 billion for the fourth, third, second and first quarters of 2021 and the fourth quarter of 2020, respectively.
(4)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.2 trillion, $1.2 trillion, $1.1 trillion, $1.1 trillion and $977.7 billion at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2021	September 30 2021	December 31 2020
Consumer
Residential mortgage	$221,963	$216,940	$223,555
Home equity	27,935	29,000	34,311
Credit card	81,438	76,869	78,708
Direct/Indirect consumer (1)	103,560	99,845	91,363
Other consumer (2)	190	202	124
Total consumer loans excluding loans accounted for under the fair value option	435,086	422,856	428,061
Consumer loans accounted for under the fair value option (3)	618	616	735
Total consumer	435,704	423,472	428,796

Commercial
U.S. commercial	325,936	295,927	288,728
Non-U.S. commercial	113,266	102,850	90,460
Commercial real estate (4)	63,009	60,723	60,364
Commercial lease financing	14,825	15,044	17,098
	517,036	474,544	456,650
U.S. small business commercial (5)	19,183	22,770	36,469
Total commercial loans excluding loans accounted for under the fair value option	536,219	497,314	493,119
Commercial loans accounted for under the fair value option (3)	7,201	6,950	5,946
Total commercial	543,420	504,264	499,065
Total loans and leases	$979,124	$927,736	$927,861

(1)Includes primarily auto and specialty lending loans and leases of $48.5 billion, $47.2 billion and $46.4 billion, U.S. securities-based lending loans of $51.1 billion, $48.7 billion and $41.1 billion and non-U.S. consumer loans of $3.0 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $279 million, $241 million and $298 million and home equity loans of $339 million, $375 million and $437 million at December 31, 2021, September 30, 2021 and December 31, 2020, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $4.6 billion, $4.5 billion and $2.9 billion and non-U.S. commercial loans of $2.6 billion, $2.4 billion and $3.0 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(4)Includes U.S. commercial real estate loans of $58.2 billion, $56.6 billion and $57.2 billion and non-U.S. commercial real estate loans of $4.8 billion, $4.1 billion and $3.2 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,193	$112,937	$93,294	$1	$—	$12,961
Home equity	28,796	22,672	2,476	—	253	3,395
Credit card	78,358	75,649	2,709	—	—	—
Direct/Indirect and other consumer	101,854	48,118	53,717	16	—	3
Total consumer	428,201	259,376	152,196	17	253	16,359

Commercial
U.S. commercial	330,796	22,943	47,354	196,168	64,105	226
Non-U.S. commercial	108,899	—	1,276	75,611	31,968	44
Commercial real estate	62,296	13	4,410	51,570	6,301	2
Commercial lease financing	14,870	—	—	15,261	—	(391)
Total commercial	516,861	22,956	53,040	338,610	102,374	(119)
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240

	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,652	$110,549	$91,015	$1	$—	$14,087
Home equity	30,069	23,627	2,565	—	266	3,611
Credit card	75,569	72,981	2,588	—	—	—
Direct/Indirect and other consumer	98,148	47,059	51,084	—	—	5
Total consumer	419,438	254,216	147,252	1	266	17,703

Commercial
U.S. commercial	323,659	27,151	46,891	187,047	62,329	241
Non-U.S. commercial	101,967	—	1,237	71,859	28,836	35
Commercial real estate	59,881	13	4,284	49,868	5,714	2
Commercial lease financing	15,564	—	—	15,961	3	(400)
Total commercial	501,071	27,164	52,412	324,735	96,882	(122)
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581

	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,069	$120,548	$89,278	$—	$—	$18,243
Home equity	35,789	28,300	2,977	—	293	4,219
Credit card	78,210	75,748	2,463	—	—	(1)
Direct/Indirect and other consumer	90,424	47,094	43,327	—	—	3
Total consumer	432,492	271,690	138,045	—	293	22,464

Commercial
U.S. commercial	327,650	33,443	43,832	200,670	49,760	(55)
Non-U.S. commercial	95,739	—	933	76,634	18,143	29
Commercial real estate	61,540	13	4,357	51,254	5,909	7
Commercial lease financing	17,377	—	—	17,765	28	(416)
Total commercial	502,306	33,456	49,122	346,323	73,840	(435)
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2021	September 30 2021	December 31 2020	December 31 2021	September 30 2021	December 31 2020
Asset managers & funds	$89,786	$84,420	$67,360	$136,914	$132,205	$100,296
Real estate (5)	69,384	67,925	68,967	96,202	94,462	91,730
Finance companies	59,327	49,979	46,948	86,009	78,110	70,004
Capital goods	42,784	40,501	39,807	84,293	87,011	80,815
Healthcare equipment and services	32,003	30,442	33,488	58,195	59,632	57,540
Materials	25,133	24,629	24,516	53,652	53,967	50,757
Retailing	24,514	22,882	23,700	50,816	47,037	48,306
Government & public education	37,597	37,468	41,669	50,066	49,730	56,212
Consumer services	28,172	27,856	31,993	48,052	48,559	47,997
Food, beverage and tobacco	21,584	21,813	22,755	45,419	44,508	44,417
Commercial services and supplies	22,390	19,192	21,107	42,451	38,222	38,092
Individuals and trusts	29,752	28,379	24,727	39,869	38,119	34,036
Utilities	17,082	14,475	12,387	38,106	32,975	29,234
Energy	14,217	14,850	13,930	34,136	33,378	32,974
Transportation	21,079	21,862	23,126	32,015	32,753	33,082
Software and services	10,663	9,553	10,853	27,643	24,549	22,524
Technology hardware and equipment	10,159	9,866	9,935	26,910	25,520	24,196
Media	12,495	12,450	12,632	26,318	26,521	24,120
Global commercial banks	20,062	19,017	20,544	21,390	21,168	22,595
Telecommunication services	10,056	8,435	9,411	21,270	19,072	15,605
Consumer durables and apparel	9,740	9,028	9,232	21,226	20,243	20,223
Pharmaceuticals and biotechnology	5,608	4,534	4,830	19,439	17,672	15,901
Automobiles and components	9,236	9,104	10,792	17,052	16,967	20,575
Vehicle dealers	11,030	9,282	15,028	15,678	15,247	18,696
Insurance	5,743	4,977	5,772	14,323	13,381	13,277
Food and staples retailing	6,902	5,322	5,209	12,226	11,424	11,795
Financial markets infrastructure (clearinghouses)	3,876	3,680	4,939	6,076	5,905	8,648
Religious and social organizations	3,154	3,446	4,646	5,394	5,383	6,597
Total commercial credit exposure by industry	$653,528	$615,367	$620,303	$1,131,140	$1,093,720	$1,040,244

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $30.9 billion, $31.2 billion and $42.5 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $47.3 billion, $40.3 billion and $39.3 billion, which consists primarily of other marketable securities, at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(2)Total utilized and total committed exposure includes loans of $7.2 billion, $6.9 billion and $5.9 billion and issued letters of credit with a notional amount of $51 million, $86 million and $89 million accounted for under the fair value option at December 31, 2021, September 30, 2021 and December 31, 2020, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.8 billion, $4.9 billion and $3.9 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $4.7 billion, $8.4 billion and $22.7 billion of PPP loan exposure across impacted industries at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2021	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Residential mortgage	$2,284	$2,296	$2,343	$2,366	$2,005
Home equity	630	676	651	669	649
Direct/Indirect consumer	75	45	50	56	71
Total consumer	2,989	3,017	3,044	3,091	2,725
U.S. commercial	825	909	1,060	1,228	1,243
Non-U.S. commercial	268	272	275	342	418
Commercial real estate	382	414	404	354	404
Commercial lease financing	80	70	81	80	87
	1,555	1,665	1,820	2,004	2,152
U.S. small business commercial	23	32	43	67	75
Total commercial	1,578	1,697	1,863	2,071	2,227
Total nonperforming loans and leases	4,567	4,714	4,907	5,162	4,952
Foreclosed properties (1)	130	117	124	137	164
Total nonperforming loans, leases and foreclosed properties (2, 3)	$4,697	$4,831	$5,031	$5,299	$5,116

Fully-insured home loans past due 30 days or more and still accruing	$887	$930	$997	$1,030	$1,090
Consumer credit card past due 30 days or more and still accruing	997	934	976	1,317	1,689
Other loans past due 30 days or more and still accruing	3,398	2,583	2,699	3,506	3,398
Total loans past due 30 days or more and still accruing (4, 5)	$5,282	$4,447	$4,672	$5,853	$6,177

Fully-insured home loans past due 90 days or more and still accruing	$634	$648	$687	$728	$762
Consumer credit card past due 90 days or more and still accruing	487	450	533	755	903
Other loans past due 90 days or more and still accruing	336	232	299	309	417
Total loans past due 90 days or more and still accruing (4, 5)	$1,457	$1,330	$1,519	$1,792	$2,082

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.15%	0.16%	0.17%	0.18%	0.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.48	0.52	0.55	0.59	0.56
Nonperforming loans and leases/Total loans and leases (6)	0.47	0.51	0.54	0.58	0.54

Commercial reservable criticized utilized exposure (7)	$22,381	$24,142	$28,878	$34,283	$38,666
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	3.91%	4.53%	5.45%	6.59%	7.31%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.91	4.55	5.37	6.41	7.22

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $52 million, $55 million, $66 million, $87 million and $119 million at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $264 million, $279 million, $348 million, $384 million and $359 million and nonperforming loans accounted for under the fair value option of $21 million, $13 million, $13 million, $12 million and $11 million at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $523 million, $222 million, $159 million, $75 million and $38 million at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and loans held-for-sale past due 90 days or more and still accruing of $41 million, $9 million, $70 million, $18 million and $32 million at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively. At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, there were $12 million, $9 million, $74 million, $12 million and $15 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.8 billion, $7.6 billion, $7.0 billion, $7.0 billion and $6.7 billion at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,017	$3,044	$3,091	$2,725	$2,357
Additions	371	353	431	851	860
Reductions:
Paydowns and payoffs	(179)	(163)	(160)	(123)	(137)
Sales	(1)	(1)	(1)	(1)	(7)
Returns to performing status (2)	(198)	(201)	(291)	(347)	(325)
Charge-offs (3)	(15)	(12)	(25)	(12)	(16)
Transfers to foreclosed properties	(6)	(3)	(1)	(2)	(7)
Total net additions (reductions) to nonperforming loans and leases	(28)	(27)	(47)	366	368
Total nonperforming consumer loans and leases, end of period	2,989	3,017	3,044	3,091	2,725
Foreclosed properties	101	87	93	101	123
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,090	$3,104	$3,137	$3,192	$2,848

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,697	$1,863	$2,071	$2,227	$2,193
Additions	372	275	503	472	1,192
Reductions:
Paydowns	(290)	(297)	(264)	(312)	(397)
Sales	(71)	(29)	(77)	(22)	(274)
Return to performing status (5)	(95)	(82)	(59)	(28)	(127)
Charge-offs	(35)	(33)	(108)	(78)	(313)
Transfers to foreclosed properties	—	—	—	—	(2)
Transfers to loans held-for-sale	—	—	(203)	(188)	(45)
Total net additions (reductions) to nonperforming loans and leases	(119)	(166)	(208)	(156)	34
Total nonperforming commercial loans and leases, end of period	1,578	1,697	1,863	2,071	2,227
Foreclosed properties	29	30	31	36	41
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,607	$1,727	$1,894	$2,107	$2,268

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2021		Third Quarter 2021		Second Quarter 2021		First Quarter 2021		Fourth Quarter 2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(11)	(0.02)%	$(7)	(0.01)%	$(6)	(0.01)%	$(4)	(0.01)%	$(3)	—%
Home equity	(26)	(0.37)	(34)	(0.46)	(24)	(0.31)	(35)	(0.42)	(28)	(0.31)
Credit card	280	1.42	321	1.69	488	2.67	634	3.47	405	2.06
Direct/Indirect consumer	(3)	(0.01)	(18)	(0.07)	(9)	(0.04)	31	0.14	38	0.17
Other consumer	72	n/m	67	n/m	64	n/m	67	n/m	70	n/m
Total consumer	312	0.29	329	0.31	513	0.50	693	0.67	482	0.44
U.S. commercial	(19)	(0.02)	15	0.02	(31)	(0.04)	12	0.02	182	0.25
Non-U.S. commercial	(6)	(0.02)	1	—	14	0.06	26	0.12	65	0.28
Total commercial and industrial	(25)	(0.02)	16	0.02	(17)	(0.02)	38	0.04	247	0.26
Commercial real estate	6	0.04	—	—	17	0.11	11	0.07	101	0.66
Commercial lease financing	—	—	(1)	—	—	—	—	—	(1)	(0.03)
	(19)	(0.02)	15	0.01	—	—	49	0.04	347	0.30
U.S. small business commercial	69	1.32	119	1.76	82	0.98	81	0.89	52	0.53
Total commercial	50	0.04	134	0.11	82	0.07	130	0.11	399	0.32
Total net charge-offs	$362	0.15	$463	0.20	$595	0.27	$823	0.37	$881	0.38

By Business Segment and All Other
Consumer Banking	$411	0.58%	$489	0.69%	$625	0.89%	$810	1.13%	$563	0.73%
Global Wealth & Investment Management	5	0.01	7	0.01	—	—	13	0.03	9	0.02
Global Banking	(28)	(0.03)	8	0.01	3	—	36	0.05	314	0.37
Global Markets	10	0.04	—	—	—	—	3	0.01	24	0.13
All Other	(36)	(0.91)	(41)	(0.92)	(33)	(0.70)	(39)	(0.78)	(29)	(0.53)
Total net charge-offs	$362	0.15	$463	0.20	$595	0.27	$823	0.37	$881	0.38

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2021		2020
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(28)	(0.01)%	$(30)	(0.01)%
Home equity	(119)	(0.39)	(73)	(0.19)
Credit card	1,723	2.29	2,349	2.76
Direct/Indirect consumer	1	—	122	0.14
Other consumer	270	n/m	284	n/m
Total consumer	1,847	0.44	2,652	0.59
U.S. commercial	(23)	(0.01)	718	0.23
Non-U.S. commercial	35	0.04	155	0.15
Total commercial and industrial	12	—	873	0.21
Commercial real estate	34	0.06	270	0.43
Commercial lease financing	(1)	—	59	0.32
	45	0.01	1,202	0.24
U.S. small business commercial	351	1.19	267	0.86
Total commercial	396	0.08	1,469	0.28
Total net charge-offs	$2,243	0.25	$4,121	0.42

By Business Segment and All Other
Consumer Banking	$2,335	0.82%	$3,027	0.96%
Global Wealth & Investment Management	25	0.01	21	0.01
Global Banking	19	0.01	1,132	0.30
Global Markets	13	0.01	48	0.07
All Other	(149)	(0.82)	(107)	(0.38)
Total net charge-offs	$2,243	0.25	$4,121	0.42

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2021		September 30, 2021		December 31, 2020
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$351	0.16%	$353	0.16%	$459	0.21%
Home equity	206	0.74	202	0.70	399	1.16
Credit card	5,907	7.25	6,055	7.88	8,420	10.70
Direct/Indirect consumer	523	0.51	541	0.54	752	0.82
Other consumer	46	n/m	43	n/m	41	n/m
Total consumer	7,033	1.62	7,194	1.70	10,071	2.35
U.S. commercial (3)	3,019	0.87	3,235	1.02	5,043	1.55
Non-U.S. commercial	975	0.86	1,032	1.00	1,241	1.37
Commercial real estate	1,292	2.05	1,621	2.67	2,285	3.79
Commercial lease financing	68	0.46	73	0.48	162	0.95
Total commercial	5,354	1.00	5,961	1.20	8,731	1.77
Allowance for loan and lease losses	12,387	1.28	13,155	1.43	18,802	2.04
Reserve for unfunded lending commitments	1,456		1,538		1,878
Allowance for credit losses	$13,843		$14,693		$20,680

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.28%		1.43%		2.04%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		271		279		380
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		8.62		7.16		5.37

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $279 million, $241 million and $298 million, and home equity loans of $339 million, $375 million and $437 million at December 31, 2021, September 30, 2021 and December 31, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.6 billion, $4.5 billion and $2.9 billion and non-U.S. commercial loans of $2.6 billion, $2.4 billion and $3.0 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $7.8 billion, $7.6 billion and $6.7 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.2 billion, $1.4 billion and $1.5 billion at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(4)Allowance for loan and lease losses includes $7.0 billion, $7.4 billion and $9.9 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at December 31, 2021, September 30, 2021 and December 31, 2020, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 117 percent, 123 percent and 181 percent at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the years ended December 31, 2021 and 2020, and the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
	2021	2020

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$33,976	$18,995	$7,818	$8,950	$8,042	$9,166	$6,119
Provision for credit losses	(4,594)	11,320	(489)	(624)	(1,621)	(1,860)	53
Pretax, pre-provision income	$29,382	$30,315	$7,329	$8,326	$6,421	$7,306	$6,172

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$273,757	$267,309	$270,883	$275,484	$274,632	$274,047	$271,020
Goodwill	(69,005)	(68,951)	(69,022)	(69,023)	(69,023)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,177)	(1,862)	(2,166)	(2,185)	(2,212)	(2,146)	(2,173)
Related deferred tax liabilities	916	821	913	915	915	920	910
Tangible shareholders’ equity	$203,491	$197,317	$200,608	$205,191	$204,312	$203,870	$200,806
Preferred stock	(23,970)	(23,624)	(24,364)	(23,441)	(23,684)	(24,399)	(24,180)
Tangible common shareholders’ equity	$179,521	$173,693	$176,244	$181,750	$180,628	$179,471	$176,626

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$270,066	$272,924	$270,066	$272,464	$277,119	$274,000	$272,924
Goodwill	(69,022)	(68,951)	(69,022)	(69,023)	(69,023)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,153)	(2,151)	(2,153)	(2,172)	(2,192)	(2,134)	(2,151)
Related deferred tax liabilities	929	920	929	913	915	915	920
Tangible shareholders’ equity	$199,820	$202,742	$199,820	$202,182	$206,819	$203,830	$202,742
Preferred stock	(24,708)	(24,510)	(24,708)	(23,441)	(23,441)	(24,319)	(24,510)
Tangible common shareholders’ equity	$175,112	$178,232	$175,112	$178,741	$183,378	$179,511	$178,232

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,169,948	$2,819,627	$3,169,948	$3,085,446	$3,029,894	$2,969,992	$2,819,627
Goodwill	(69,022)	(68,951)	(69,022)	(69,023)	(69,023)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,153)	(2,151)	(2,153)	(2,172)	(2,192)	(2,134)	(2,151)
Related deferred tax liabilities	929	920	929	913	915	915	920
Tangible assets	$3,099,702	$2,749,445	$3,099,702	$3,015,164	$2,959,594	$2,899,822	$2,749,445

Book value per share of common stock
Common shareholders’ equity	$245,358	$248,414	$245,358	$249,023	$253,678	$249,681	$248,414
Ending common shares issued and outstanding	8,077.8	8,650.8	8,077.8	8,241.2	8,487.2	8,589.7	8,650.8
Book value per share of common stock	$30.37	$28.72	$30.37	$30.22	$29.89	$29.07	$28.72

Tangible book value per share of common stock
Tangible common shareholders’ equity	$175,112	$178,232	$175,112	$178,741	$183,378	$179,511	$178,232
Ending common shares issued and outstanding	8,077.8	8,650.8	8,077.8	8,241.2	8,487.2	8,589.7	8,650.8
Tangible book value per share of common stock	$21.68	$20.60	$21.68	$21.69	$21.61	$20.90	$20.60

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33